UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form	8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 1, 2020
Invitation Homes Inc.
(Exact Name of Registrant as Specified in its charter)

Maryland	001-38004	90-0939055
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1717 Main Street, Suite 2000
Dallas, Texas 75201
(Address of principal executive offices, including zip code)
(972) 421-3600
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered

Common stock, $0.01 par value	INVH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2):
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.
Invitation Homes Inc. (the “Company”) is furnishing with this report a presentation (the “Investor Presentation”) to be used in upcoming investor presentations in June 2020. The full text of the Investor Presentation is attached to this report as Exhibit 99.1 and is incorporated herein by reference.
The information in this Item 7.01 and the Exhibit 99.1 attached hereto shall neither be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.
The Investor Presentation referred to in Item 7.01 above includes, among other things, certain preliminary estimated operating data for April and May 2020 and certain liquidity information as of April 30, 2020. The Company’s rent collection rate in May 2020 was 97% of historical average, up from 95% in April 2020. Same Store average occupancy increased to a record-high 97.5% in May 2020, representing an increase of 90 basis points as compared to May 2019 and an increase of 30 basis points from April 2020. The Company’s blended lease-over-lease rent growth was 3.4% in May 2020, up from 3.2% in April 2020. As of April 30, 2020, the Company had liquidity of approximately $1.1 billion through a combination of unrestricted cash and undrawn capacity on its credit facility and no debt maturing prior to 2022. In May 2020, the Company repaid $120 million of indebtedness under its revolving facility. Refer to the Company’s quarterly and annual reports filed with the SEC for additional information about the definitions and calculations of the operating measures presented above.
The Company has prepared the preliminary estimated operating data and liquidity information set forth above based upon the Company’s internal reporting for the months ended April 30 and May 31, 2020. These estimates are preliminary and unaudited and are inherently uncertain and may be subject to change when the Company reports its financial statements as of and for the three months ended June 30, 2020. Given the timing of these estimates, the Company has not completed its customary financial closing and review procedures for the months ended April 30 and May 31, 2020, or for any period after such dates. The Company may identify other items that require material adjustments to such preliminary estimates as the Company closes its books for the three months ended June 30, 2020. Accordingly, these estimates should not be viewed as a substitute for full interim financial statements for such months or the quarter prepared in accordance with GAAP. The Company’s actual results for the three months ended June 30, 2020 could differ materially from any trends suggested by these estimates. You should exercise caution in relying on this information and should not place undue reliance on this information or draw any inferences from this information regarding financial or operating data not yet provided or available.
CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS
This Form 8-K, including the exhibits hereto, may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements may include, but are not limited to, statements related to the Company’s expectations regarding the performance of the Company’s business, its financial results, its liquidity and capital resources, and other non-historical statements. In some cases, you can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including, among others, risks inherent to the single-family rental industry and the Company’s business model, macroeconomic factors beyond the Company’s control, competition in identifying and acquiring properties, competition in the leasing market for quality residents, increasing property taxes, homeowners’ association fees and insurance costs, the Company’s dependence on third parties for key services, risks related to the evaluation of properties, poor resident selection and defaults and non-renewals by the Company’s residents, performance of the Company’s information technology systems, risks related to the Company’s indebtedness, and risks related to the potential negative impact of the outbreak of the novel coronavirus strain, known as COVID-19, on the Company’s financial condition, results of operations, cash flows, business, associates, and residents. The extent to which COVID-19 impacts the Company will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity, and duration of the pandemic, the actions taken to contain the pandemic or mitigate its impact, and the direct and indirect economic effects of the pandemic, containment measures, monetary and/or fiscal policies implemented to provide support or relief to businesses and/or residents, and other government, regulatory, and/or legislative changes precipitated by the COVID-19 pandemic, among others. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Moreover, many of these factors have been heightened as a result of the ongoing and numerous adverse impacts of COVID-19. The Company believes these factors include, but are not limited to, those described under Part I. Item 1A. “Risk Factors” of the Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and under Part II. Item 1A. “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, as such factors may be updated from time to time in the Company’s periodic filings with the SEC, which are accessible on the SEC’s website at http://www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this Form 8-K, including the exhibits hereto, and in the Company’s other periodic filings with the SEC. The forward-looking statements speak only as of the date of this Form 8-K, including the exhibits hereto, and the Company expressly disclaims any obligation or undertaking to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except to the extent otherwise required by law.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Invitation Homes Inc. Investor Presentation, June 2020.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVITATION HOMES INC.

By:	/s/ Mark A. Solls
	Name:	Mark A. Solls
	Title:	Executive Vice President, Secretary and Chief Legal Officer
June 1, 2020